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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 30, 2005

                             The Enstar Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)


           GEORGIA                     0-07477                63-0590560
(State or other jurisdiction        (Commission             (IRS Employer
        of incorporation)           File Number)       Identification Number)

                               401 MADISON AVENUE
                            MONTGOMERY, ALABAMA 36104
          (Address of principal executive offices, including zip code)

               Registrant's telephone number, including area code:
                                 (334) 834-5483


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 1.01. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On June 30, 2005, The Enstar Group, Inc. (the "Company") committed to contribute up to $10 million for a 14%, non-voting interest in Affirmative Investment LLC ("Affirmative Investment"), a newly formed Delaware limited liability company. J.C. Flowers I L.P. ("JCF I") committed the capital necessary for the remaining 86% interest in Affirmative Investment. Both JCF I and Affirmative Associates LLC, the managing member of Affirmative Investment, are controlled by J. Christopher Flowers, a director and the largest shareholder of the Company.

         Affirmative Investment currently holds 1,183,000 shares of common stock of Affirmative Insurance Holdings, Inc. (Nasdaq: AFFM) ("Affirmative Insurance"), which were acquired through open market purchases. In addition, on June 30, 2005, Affirmative Investment acquired 50% of the membership interests of New Affirmative LLC ("NAL"). The remaining 50% of the membership interests of NAL are held by Delaware Street Capital Master Fund, L.P. ("DSC"). In turn, NAL, pursuant to a Stock Purchase Agreement with Vesta Insurance Group, Inc. ("VIG") and Vesta Fire Insurance Corporation, a subsidiary of VIG (together with VIG, "Vesta"), has agreed to acquire from Vesta an aggregate of 5,218,228 shares of Affirmative Insurance common stock for a purchase price of $15.00 per share (subject to regulatory approval). At or simultaneously with the closing of the transaction with Vesta and subject to regulatory approval, Affirmative Investment will contribute the 1,183,000 shares of Affirmative Insurance that it currently holds, and DSC will contribute the 1,459,699 shares of Affirmative Insurance common stock that it currently holds, to NAL.

         Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

       None.



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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    July 6, 2005


                                     THE ENSTAR GROUP, INC.


                                     By: /s/ Cheryl D. Davis
                                        ----------------------------------------
                                        Cheryl D. Davis
                                        Chief Financial Officer, Vice President
                                        of Corporate Taxes and Secretary